IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                                               December 30, 2005

U.S. Stock Transfer Corporation
1745 Gardena Ave.
Glendale, CA 91204-2991
Attention:  Syed Hussaini

      RE:   EARTHSHELL

Ladies and Gentlemen:

      Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between EarthShell, a Delaware corporation (the "Company"), and the Buyers set forth on
Schedule I attached thereto (collectively the "Buyers"). Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyers, an the Buyers shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000), plus accrued interest, which are convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at the Buyers discretion. The Company has also issued to the Buyers warrants to purchase up to 1,025,000 shares of Common Stock, at the Buyer's discretion (the "Warrant"). These instructions relate to the following stock or proposed stock issuances or transfers:

      1. Shares of Common Stock to be issued to the Buyers upon conversion of the Debentures ("Conversion Shares") plus the shares of Common Stock to be issued to the Buyers upon conversion of accrued interest and liquidated damages into Common Stock (the "Interest Shares").

      2. Up to 1,025,000 shares of Common Stock to be issued to the Buyers upon exercise of the Warrant (the "Warrant Shares").

      This letter shall serve as our irrevocable authorization and direction to U.S. Stock Transfer Corporation (the "Transfer Agent") to do the following:

      1. Conversion Shares and Warrant Shares.

            a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares, Warrant Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares, Warrant Shares and the Interest Shares to the Buyers from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice") in the form attached as Exhibit A to the Debentures (a copy of which is also attached hereto as Exhibit III), or a properly completed and duly executed Exercise Notice (the "Exercise Notice") in the form attached as Exhibit A to the Warrant (a copy of which is attached hereto as Exhibit IV), delivered to the Transfer Agent by David Gonzalez, Esq., as escrow agent (the "Escrow Agent") on behalf of the Company. Upon receipt of a Conversion Notice or an Exercise Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyer's or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

            b. The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares and the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in
                  Exhibit I attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit II attached hereto, and that if the Conversion Shares, Warrant Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares, Warrant Shares and Interest Shares shall bear the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

            c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares or the Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

            d. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed Conversion Notice or Exercise Notice and the Aggregate Exercise Price (as defined in the Warrant), the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent the Conversion Notice or Exercise Notice as the case may be, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice or Exercise Notice in accordance with the terms of these instructions.

      2. All Shares.

            a. The Transfer Agent shall reserve for issuance to the Buyers a minimum of 6,700,000 Conversion Shares and 1,025,000 Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

            b. The Company hereby irrevocably appoints the David Gonzalez, Esq. as a duly authorized agent of the Company for the purposes of authorizing the Transfer Agent to process issuances and transfers specifically contemplated herein.

            c. The Transfer Agent shall rely exclusively on the Conversion Notice or the Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

            d. The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

      Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

      The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyers, which shall not be unreasonably withheld, provided that a suitable replacement has agreed to serve as transfer agent and be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

      The Transfer Agent shall provide the Buyer with twenty (20) days' advance notice prior to resigning as the Company's transfer agent. Such notice shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested and addressed to: Cornell Capital Partners, 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302,
Attention: Mark A. Angelo. The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

      Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

      The Company and the Transfer Agent acknowledge that the Buyers is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.

      The Company specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.


                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                          COMPANY:

                                          EARTHSHELL


                                          By: /s/ Scott Houston
                                             -----------------------------------
                                             Name:  Scott Houston
                                             Title: Chief Executive Officer


                                          /s/ David Gonzalez
                                          --------------------------------------
                                          David Gonzalez, Esq.


                                          U.S. STOCK TRANSFER CORPORATION


                                          By: /s/ Syed A. Hussaini
                                             -----------------------------------
                                             Name:  Syed A. Hussaini
                                             Title: Vice President

                                   SCHEDULE I

                               SCHEDULE OF BUYERS

                                                        Address/Facsimile
Name                           Signature                Number of Buyers
-------------------  -----------------------------    -------------------

Cornell Capital      By:   Yorkville Advisors, LLC    101 Hudson Street -
Partners, LP         Its:  General Partner            Suite 3700
                                                      Jersey City, NJ  07303
                                                      Facsimile:  (201)985-8266
                     By:
                        --------------------
                     Name: Mark Angelo
                     Its:  Portfolio Manager


                                  SCHEDULE I-1

                                  EXHIBIT I

                  TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                       FORM OF NOTICE OF EFFECTIVENESS
                          OF REGISTRATION STATEMENT

_________, 2005

_________

Attention:

      RE: EARTHSHELL

Ladies and Gentlemen:

      We are counsel to EarthShell, (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of December __, 2005 (the "Securities Purchase Agreement"), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") pursuant to which the Company has agreed to sell to the Buyers up to $4,500,000 of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of December ___, 2005, with the Buyers (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2005, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

      In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2005 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.


                                 EXHIBIT I-1

      The Buyers has  confirmed  it shall  comply with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.


                                    Very truly yours,


                                    By:
                                       ---------------------------------


                                 EXHIBIT I-2

                                   EXHIBIT II

                  TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                               FORM OF OPINION


________________ 2005

VIA FACSIMILE AND REGULAR MAIL

_________

Attention:

      RE: EARTHSHELL

Ladies and Gentlemen:

      We have acted as special counsel to EarthShell (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

      In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2005. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2005.

      We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

      In rendering this opinion we have relied upon the accuracy of the foregoing statements.


                                 EXHIBIT II-1

      Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.

      This opinion is furnished to Transfer Agent specifically in connection with the sale or transfer of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

                                    Very truly yours,


                                    By:
                                       ---------------------------------


                                 EXHIBIT II-2

                                 EXHIBIT III

                  TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                          FORM OF CONVERSION NOTICE


       (To be executed by the Holder in order to convert the Debenture)

TO:

      The undersigned hereby irrevocably elects to convert $______ of the principal amount of the above Debenture into Shares of Common Stock of EarthShell Corporation, according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
                                ------------------------------------------------
Applicable Conversion Price:
                                ------------------------------------------------
Signature:
                                ------------------------------------------------
Name:
                                ------------------------------------------------
Address:
                                ------------------------------------------------
Amount to be converted:      $
                                ------------------------------------------------
Amount of Debenture
unconverted:                 $
                                ------------------------------------------------
Conversion Price per share:  $
                                ------------------------------------------------
Number of shares of Common
Stock to be issued:
                                ------------------------------------------------
Please issue the shares of
Common Stock in the
following name and to the
following address:
                                ------------------------------------------------
Issue to:
                                ------------------------------------------------
Authorized Signature:
                                ------------------------------------------------
Name:
                                ------------------------------------------------
Title:
                                ------------------------------------------------
Phone Number:
                                ------------------------------------------------
Broker DTC Participant Code:
                                ------------------------------------------------
Account Number:
                                ------------------------------------------------



                                 EXHIBIT III-1

                                  EXHIBIT IV

                  TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                           FORM OF EXERCISE NOTICE


                            EARTHSHELL CORPORATION

      The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of EarthShell Corporation, a Delaware corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Specify Method of exercise by check mark:

      1. ___ Cash Exercise

            (a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.

      2. ___ Cashless Exercise

            (a) Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

            (b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


                                  EXHIBIT IV

                                    EXHIBIT A

                         (LIST OF SELLING STOCKHOLDERS)


Name:                                                        No. of Shares:
----------------------------------------------------  --------------------------


                                    EXHIBIT A